UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2022

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

First US Bancshares, Inc. (Nasdaq: FUSB) (the “Company”) previously sent a notice to the participants in the First US Bancshares, Inc. 401(k) Plan (the “401(k) Plan”) informing them that, due to a change in the trustee and record keeper of the 401(k) Plan, there would be a “blackout period” applicable to the 401(k) Plan that would begin following the closing of trading on September 22, 2022, and was expected to end during the week of October 16, 2022. On October 20, 2022, the Company sent an updated notice to the 401(k) participants informing them that, due to delays in the transfer of funds and records to the new trustee and record keeper of the 401(k) Plan arising from circumstances beyond the Company’s control, the blackout period must be extended and was expected to end during the week of October 30, 2022. During the blackout period, the participants would not have access to their accounts for distributions or investment changes, including investment changes involving the Company’s common stock held in the 401(k) Plan. On September 6, 2022, the Company sent a notice (the “Original Notice”) to its directors and officers informing them that they would be subject to significant restrictions on their ability to trade in the Company’s common stock during the blackout period applicable to the 401(k) Plan. The Original Notice informed the directors and officers that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, subject to certain exceptions, they were prohibited from purchasing or selling certain shares of the Company’s common stock during the blackout period. On October 20, 2022, the Company then sent an updated notice (the “Second Notice”) to its directors and officers informing them that the blackout period had been extended beyond the expected termination date set forth in the Original Notice.

The transition to the new trustee and record keeper of the 401(k) Plan occurred more quickly than expected, resulting in the blackout period ending earlier, following the closing of trading on October 25, 2022. Accordingly, on October 25, 2022, the Company sent an updated notice to the 401(k) Plan participants informing them of the earlier ending of the blackout period. Additionally, on October 25, 2022, the Company sent an updated notice (the “Updated Notice”) to its directors and officers informing them that the blackout period had ended earlier than stated in the Original Notice and the Second Notice.

A copy of the Updated Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Updated Notice to Directors and Executive Officers of First US Bancshares, Inc. Regarding 401(k) Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2022	FIRST US BANCSHARES, INC.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Senior Executive Vice President, Treasurer and Assistant Secretary,
Chief Financial Officer and Principal Accounting Officer